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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 July 19, 1996
                             ---------------------
                                 Date of Report
                       (Date of earliest event reported)



                       AMISYS Managed Care Systems, Inc.


          DELAWARE                    0-27364               13-3355918
(State or other jurisdiction of    (Commission           (I.R.S. Employer
incorporation or organization)     File Number)       Identification Number)

                               30 West Gude Drive
                                  Fifth Floor
                              Rockville, Maryland
                    (Address of principal executive offices)

                                     20850
                                   (Zip Code)

                                 (301) 251-8600
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

          In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, AMISYS Managed Care Systems, Inc. ("AMISYS" or the "Company") is hereby filing cautionary statements identifying important factors that could cause AMISYS' actual results to differ materially from those projected in forward-looking statements made by or on behalf of AMISYS.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (99)  Additional Exhibits

          99.1 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              AMISYS MANAGED CARE SYSTEMS, INC.
                              Registrant


Date:  July   19 , 1996    By: /s/ Robert J. Sullivan
             ----              ------------------------------------------------
                               Robert J. Sullivan
                               Vice President, Chief Financial Officer,
                               Secretary, Treasurer, Principal Financial Officer and Principal Accounting Officer

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